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                                                                      Exhibit 23





                   Consent of Independent Public Accountants


As independent public accountants, we hereby consent to the incorporation of our report dated January 20, 1997 incorporated by reference in this Form 10-K, into Credit Acceptance Corporation's previously filed Registration Statement File No. 33-46772.


                                                Arthur Andersen LLP



Detroit, Michigan
March  27 , 1997